UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

MICROSOFT CORPORATION

(Exact name of registrant as specified in charter)

Washington	0-14278	91-1144442

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 882-8080

N/A

(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

On October 23, 2003, Microsoft Corporation issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. Portions of the press release are filed as Exhibit 99.1 to this report and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION

                    (Registrant)

Date:  October 24, 2003

/s/    JOHN G. CONNORS

John G. Connors

Senior Vice President; Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Portions of press release, dated October 23, 2003, issued by Microsoft Corporation

4